                                                                    Exhibit 99.1

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION
                               -------------------
                               SEPTEMBER 14, 1998

                     $850,000,000 CERTIFICATES (APPROXIMATE)



                  GREEN TREE MANUFACTURED HOUSING SERIES 1998-7

                 MANUFACTURED HOUSING CONTRACT BACKED SECURITIES










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THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION
OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                                 LEHMAN BROTHERS

       SENSITIVITY ANALYSIS (INCL. SENIOR ENHANCEMENT AND LOSS TRIGGERS)
       -----------------------------------------------------------------

                              PROJECTED PERFORMANCE
                              ---------------------
                        UNDER VARYING DEFAULT ASSUMPTIONS

TO MATURITY:

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Class M-1 (% CDR)                              3.00%           4.00%          4.60%           4.80%           5.00%           5.50%
-----------------

Avg. Life (yrs.)                               12.55           15.40          19.21           19.89           20.74           24.85
Window (begin-end) (mths)                    137-165         160-219        181-362         191-362         203-362         263-362
Expected Final Maturity                     07/01/12        01/01/17       12/01/28        12/01/28        12/01/28        12/01/28
Yield @ 99.95075%                             6.749%          6.748%         6.679%          5.960%          4.891%          0.071%
Collateral Loss Amount ($)               159,010,655     201,688,393    225,302,523     232,867,742     240,286,529     258,217,541
Collateral Loss Amount (%)                    18.71%          23.73%         26.51%          27.40%          28.27%          30.38%
Aggregate Class M-1 Loss Amount ($)                0               0      1,454,733      10,180,075      18,774,859      39,435,230
Aggregate Class M-1 Loss Amount (%)                0               0          3.11%          21.78%          40.16%          84.35%

Class M-2 (% CDR)                              3.00%           4.00%          4.10%           4.30%           4.40%           4.52%
-----------------

Avg. Life (yrs.)                               14.64           21.90          22.61           24.40           25.72           28.29
Window (begin-end) (mths)                    165-187         219-356        228-362         255-362         277-362         322-362
Expected Final Maturity                     05/01/14        06/01/28       12/01/28        12/01/28        12/01/28        12/01/28
Yield @ 99.94008%                             7.048%          7.047%         6.585%          4.726%          3.215%          0.076%
Collateral Loss Amount ($)               159,010,655     201,688,393    205,722,769     213,671,515     217,586,948     222,234,560
Collateral Loss Amount (%)                    18.71%          23.73%         24.20%          25.14%          25.60%          26.15%
Aggregate Class M-2 Loss Amount ($)                0               0      4,468,372      13,735,171      18,235,391      23,504,980
Aggregate Class M-2 Loss Amount (%)                0               0         17.52%          53.86%          71.51%          92.18%

Class B-1 (% CDR)                              2.00%           3.00%          3.60%           3.70%           3.80%           3.98%
-----------------

Avg. Life (yrs.)                               15.44           16.92          22.35           23.63           25.17           29.14
Window (begin-end) (mths)                     73-230         187-221        222-362         242-362         267-362         340-362
Expected Final Maturity                     12/01/17        03/01/17       12/01/28        12/01/28        12/01/28        12/01/28
Yield @ 99.96903%                             8.035%          8.035%         7.960%          7.082%          5.509%          0.196%
Collateral Loss Amount ($)               111,657,614     159,010,655    185,138,079     189,338,702     193,496,916     200,876,648
Collateral Loss Amount (%)                    13.14%          18.71%         21.78%          22.28%          22.76%          23.63%
Aggregate Class B-1-Loss Amount ($)                0               0      1,218,931       8,486,211      15,241,570      24,426,680
Aggregate Class B-1 Loss Amount (%)                0               0          4.78%          33.28%          59.77%          95.79%

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




ASSUMPTIONS
-----------

(1)  VOLUNTARY PREPAYMENTS (CRR) ARE 175% MHP.

(2) THE CURRENT REALIZED LOSS RATIO TRIGGER AMOUNT IS 2.50% OF THE CUT-OFF DATE POOL BALANCE.

(3) THE CUMULATIVE REALIZED LOSS RATIO TRIGGER AMOUNT IS 5.50% IN YEAR 5, 6.50% IN YEAR 6, 8.50% IN YEAR 7 AND 9.50% THEREAFTER OF THE CUT-OFF DATE BALANCE.

(4) THE CROSSOVER PERCENTAGE FOR CLASS M-1 IS 23.25%; THE CROSSOVER PERCENTAGE FOR CLASS M-2 IS 15.00%; THE CROSSOVER PERCENTAGE FOR CLASS B IS 10.50%.

(5) DEFAULTS ARE IMMEDIATE (I.E. NO LAGS) AND NO RECOVERIES ON DEFAULTED AMOUNTS ARE RECEIVED.


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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).